UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2025

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2025, Stingray Pressure Pumping LLC (“Stingray”) and Mammoth Equipment Leasing LLC (“Mammoth Equipment”), subsidiaries of Mammoth Energy Services, Inc. (“Mammoth” or the “Company”), entered into an Equipment Purchase Agreement (the “Agreement”), as the sellers, with MGB Manufacturing, LLC (“MGB”), as the buyer, pursuant to which Stingray and Mammoth Equipment sold all of the Company’s equipment used in its hydraulic fracturing business, which is included in the Company’s Well Completion segment, to MGB for $15.0 million (the “Transaction”). The Transaction was completed simultaneously with the signing of the Agreement on June 16, 2025.

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Piper Sandler & Co. served as exclusive advisors to Mammoth in association with this transaction.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 2.06 Material Impairments.

As a result of the Transaction, the Company concluded that the carrying value of goodwill associated with its hydraulic fracturing business exceeds its fair value. As a result, the Company expects to recognize impairment expense during the second quarter of 2025 ranging between $7.7 million and $9.2 million.

Item 9.01 Financial Statements and Exhibits.

(b)     Unaudited Pro Forma Condensed Consolidated Financial Statements

As previously reported in the Company’s Form 8-K filed with the Securities and Exchange Commission on April 17, 2025, on April 11, 2025, Lion Power Services LLC (“Lion”), a subsidiary of Mammoth, entered into an Equity Interest Purchase Agreement, as the seller, with Peak Utility Services Group, Inc., as the buyer, pursuant to which Lion sold all equity interests in its wholly-owned subsidiaries 5 Star Electric, LLC, Higher Power Electrical, LLC and Python Equipment LLC (the “T&D Transaction”).

The following unaudited pro forma condensed consolidated financial statements of the Company reflecting the Transaction pursuant to the Agreement described in Item 1.01 above and reflecting the T&D Transaction, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 9.01.

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025;

•Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2025 and years ended December 31, 2024, 2023 and 2022; and

•Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)    Exhibits

Exhibit Number	Description
10.1*	Equipment Purchase Agreement, dated as of June 16, 2025, by and among Stingray Pressure Pumping LLC, Mammoth Equipment Leasing LLC and MGB Manufacturing, LLC.
99.1	Mammoth Energy Services, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Portions of the Equipment Purchase Agreement and exhibits to the Equipment Purchase Agreement have been omitted pursuant to Items 601(b)(2)(ii) and 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted exhibits upon request by the SEC.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	June 20, 2025	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary